SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2002

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-13442	93-0786033

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777

(Address of principal executive offices) (Zip Code)

(503) 685-7000

(Registrants’ telephone number, including area code)

N/A

(former name or former address, if changed since last report)

ITEM 5. Other Events.

     On June 3, 2002, Mentor Graphics Corporation issued a press release which is attached hereto Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

99.1	Press release issued by Mentor Graphics Corporation on June 3, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2002

MENTOR GRAPHICS CORPORATION (Registrant)

By:	/s/ Gregory K. Hinckley

Gregory K. Hinckley President and Chief Operating Officer

EXHIBIT INDEX

Exhibits

99.1	Press release issued by Mentor Graphics Corporation on June 3, 2002.